UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

One Bryant Park New York, NY	10036
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

Annual Report
April 30, 2011

Global Emerging Markets	Sector Leader Fund

Asia	Sector Leader Fund

China	Sector Leader Fund

Brazil	Sector Leader Fund

Global Emerging Markets	Great Consumer Fund

Asia	Great Consumer Fund

i

GEM Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds Global Emerging Markets Sector Leader Fund (class I shares) returned 14.24% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index rose 15.45%. The MSCI Emerging Markets Index, the Fund’s benchmark, showed quite a bit of volatility over the period.  Starting in September 2010, markets exhibited euphoria as the U.S. Federal Reserve began its second round of monetary policy actions intended to stimulate the U.S. economy, known informally as “QE2.”  This euphoria gave way to pessimism by February 2011, however, as rising inflation and spiking crude oil prices (resulting from the Libyan crises) had a negative impact on investor sentiment. The pessimism was further aggravated in March by the natural disasters that struck Japan, causing significant destruction and fears of nuclear radiation. A brief rally by emerging markets equities in the latter part of the period was not enough to turn around the underperformance relative to developed market equities during the entire period.

Commodity-led inflation in the emerging markets was a key theme during the period, as were the carefully implemented actions by which the central banks reacted to the inflation. Many central bankers in the emerging markets took measures to allow moderate appreciation in their currencies, but were careful to avoid attracting large capital inflows. Such inflows, had they occurred, would likely have resulted in stronger currencies, thereby hindering exports. Among the emerging markets, countries facing the biggest inflationary pressure – notably India and Brazil – were underperformers. On the other hand, emerging market countries with large commodity based economies, such as Russia, were the best performers. With oil rising through $100 per barrel (based on spot prices for Brent crude) and remaining above that key level for most of the period, the energy sector was the best performer during the period, as measured by the MSCI Emerging Markets Index.

All world markets are currently facing a heightened sensitivity to risks arising from the interplay between economic growth expectations and the perception of a country’s ability to pay its debt. The current situation confronting the sovereign debt of several developed countries in Europe will keep markets volatile until a more sustainable resolution is found. Emerging markets, by contrast, generally have a stronger fiscal position and a more manageable debt burden when compared with many of the developed economies now under strain.  Moreover, barring an extreme development, such as a global reversion to deep recession (known informally as a “double dip” scenario), the comparison of fiscal strength and debt burdens is supportive of the emerging market case. The end of QE2 is likely to decrease some of the upward pressure on commodity prices, which, in turn, could lead to a peaking of inflation in emerging markets. Moreover, emerging markets in general have already begun to tighten monetary policy faster and more effectively than their developed market counterparts, which have barely started to do so. Differentials in consensus expectations of gross domestic product (GDP)a growth and equity market valuations also support emerging markets.

We remain focused on domestic consumption throughout the emerging markets due to its strength as a structural theme driving the economy. Although we expect inflation to peak in the second half, we remain particularly focused on companies with the ability to help control pricing regardless of the inflation picture. On a country basis, we favor Russia, Brazil and China.

a   Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

GEM Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

GEM Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The GEM Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MALGX)	13.94%	5.65%	1.85%
Class A (with sales charge)[b]	7.39%
Class C (MCLGX)	13.44%	6.40%	2.60%
Class C (with sales charge)[c]	12.44%
Class I (MILGX)	14.24%	3.88%	1.60%
MSCI Emerging Markets Index [d]	15.45%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the GEM Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Asia Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds Asia Sector Leader Fund (class I shares) returned 10.76% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index rose 13.94%. The MSCI Asia ex-Japan Index, the Fund’s benchmark, showed quite a bit of volatility over the period. Starting in September 2010, markets exhibited a euphoria as the U.S. Federal Reserve began its second round of monetary policy actions intended to stimulate the U.S. economy, known informally as “QE2.”  This euphoria gave way to pessimism by February 2011, however, as rising inflation and spiking crude oil prices (resulting from the Libyan crises) caused a change in investor sentiment. The pessimism was further aggravated in March by the natural disasters that struck Japan, causing significant destruction and fears of nuclear radiation. The concerns were short-lived for investors, however, as high levels of liquidity and a widespread belief that inflation would peak in the second half of 2011 led to a rally in risky assets.

Within the region, India was a significant underperformer as investors acted on their concerns about the nation’s huge current account deficit; inflation (resulting primarily from high crude oil prices); and lawmakers’ indecisive policy positions.  Yet, the demand trends have continued to remain healthy in the region and the long term structural story has remained strong in India. Although it has a robust long term story, India may underperform in the near term if crude oil prices remain high and the government does not take effective measures to rekindle a positive investment climate.

Nearby markets among the Association of Southeast Asian Nations (ASEAN) were flat, consolidating after a decent rally in the third calendar quarter of 2010. As with India, demand remains supportive of the long term growth opportunity in the ASEAN markets. We expect inflation concerns to ease off in the second half of 2011.  Indonesia should present a particularly favorable environment because of its strong macro-economic fundamentals and huge consumption base: Indonesia has a population of 230 million with a per capita gross domestic product (GDP) of more than 3,000 U.S. dollars. Buoyant coal and palm oil prices are added positive factors for Indonesia.

Thailand has continued to benefit from corporations’ desire to seek an alternative manufacturing base apart from China to meet the growing demands of Asia.  Meanwhile, Singapore continues to reinforce its position successfully as the focal point of services and tourism for the region. Malaysia once again is trying to rekindle investors’ interest in its economy, but markets would need evidence of actual implementation of investor-friendly policies before any change in sentiment appears.

In terms of key events, we believe that if inflation reaches a peak, the region will likely experience a meaningful and positive change in its risk-reward profile. Central Banks have used currency appreciation as a tool to mitigate the effects of inflation, but they are unlikely to allow their currencies to appreciate on a large scale because such appreciation is likely to impede exports. Other important developments that we will monitor over the next six months include elections in Singapore and Thailand; passage of a land acquisition bill in Indonesia; and reform measures intended to attract foreign direct investment (FDI) to India.

We continue to view rig builders in Singapore positively as we believe that high oil crude prices will spur increased investment in oil exploration. We also like financials in Indonesia and Thailand as a play on low credit penetration and strong gross domestic product (GDP)a growth in those countries. Within India, we like the IT sector in response to strong demand for software services as corporations in the developed world seek to boost competiveness and productivity.

a   Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Asia Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

The MSCI China Indexa advanced from the beginning of the reporting period through mid-November, with much of the strength attributable to the beneficial effects of QE2. Over the ensuing three months, however, as investors’ concerns about inflation came into the limelight, the index gave away most of that gain. The Chinese stock index reached a low point in March, but rebounded towards the end of that month and into April. The April rally in Chinese stocks reflected investors’ sense of relief, due to (1) the realization of a less-severe-than-expected impact from the Japan nuclear disaster and (2) expectations that inflation would reach a peak in the near term. We believe that inflation in China is likely to peak in the second half of 2011. We further believe that, over the next five years, the nature of the Chinese economy will become more consumption-oriented than export-oriented, as compared with the historical composition of the Chinese economy.  Among the Fund’s holdings in Chinese companies, we maintained overweight positions (relative to the benchmark) among consumer, internet, and insurance stocks, based on our expectations of secular growth in these industries during the period. Although the consumer sector was weak for much of the period because of price control policies enacted by the Chinese government, we still have a positive view on the sector.

The MSCI Korea Indexb and MSCI Taiwan Indexc each showed strong performance during the period, largely due to each country’s strong linkage with economic growth in the developed markets. Based on our expectation of continued strength in developed markets growth, the Fund’s holdings in these two markets continue to be positioned towards high quality exporters.

At the beginning of the period, the Fund had some exposure to the consumer sector in Korea, but we reduced that exposure when we identified a better opportunity among Korean manufacturers, particularly auto makers and shipbuilders. During the period, the Fund has also established positions in the Korean alternative energy sector, including makers of electric vehicle battery and solar energy components.

The Fund’s holdings among Taiwan stocks during the period reflected two themes that we continue to believe can support that market: (1) so-called “cross strait development” or increased economic activity with entities based in the People’s Republic of China acting as a supplier, trading partner, or customer to Taiwan based business; and (2) the global growth of the market for “smartphone” and tablet computing devices, since many manufacturers for such devices are in Taiwan.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

a   The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that include China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

b   The MSCI Korea Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Korea market.

c   The MSCI Taiwan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Taiwan market.

Asia Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The Asia Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MALAX)	10.46%	5.65%	1.80%
Class A (with sales charge)[b]	4.11%
Class C (MCLAX)	10.06%	6.40%	2.55%
Class C (with sales charge)[c]	9.06%
Class I (MILAX)	10.76%	3.88%	1.55%
MSCI Asia ex-Japan Index [d]	13.94%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

China Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds China Sector Leader Fund (class I shares) returned 14.30% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index, the MSCI China Index, rose 6.61%. The Fund achieved good results in cyclical sectors, such as energy and materials, benefiting from the increase in commodity prices during the period. Stock selection in the IT and financials sector also made an important contribution to the Fund’s performance. Consumer stocks generally lagged the overall market, as measured by the MSCI China Index, due to the increase in inflationary pressure during the period.

From the beginning of the reporting period until mid-November 2010, the MSCI China Index posted strong performance,  due to (1) better-than-expected growth in China’s economy; (2) consumer price index (CPI)a data which revealed only modest inflation; and (3) high levels of liquidity boosted by the U.S. Federal Reserve’s stimulus measures, known as "QE2." Yet in October, China’s year-over-year CPI increase was above 4.0% and in November it was above 5.1%, driven by sharply rising food price and increasing labor costs. Our primary concern at the time had been Inflationary pressure, followed soon after by the impact of tightening measures taken by China's central bank, and therefore we trimmed consumer and financials exposure, while adding exposure to materials.

During January and February 2011, in light of the energy supply risks caused by the unrest in the Middle-East and North Africa, we further trimmed exposure to positions that would suffer from rising inflation and/or rising interest rates and added exposure to companies that have more pricing control, particularly in alternative energy.

During March, one of the Fund's holdings in the power equipment sector was negatively impacted by Japan’s nuclear incident after the earthquake, due to the renewed global concerns about the safety of nuclear power plants. We reduced exposure on nuclear-related power equipment manufacturers, and added exposure to traditional and other alternative energy sectors.

Recent droughts in eastern and southern China have led to a rise in prices for pork, vegetables and other agricultural products. Additionally, non-food inflation is expected to remain strong, with so-called "upstream" costs gradually passing through to consumers. We expect inflation pressures to stay high in the near term and we further expect the Chinese government to continue its tight monetary policy and liquidity controls. Moreover, industrial activity could be reduced due to the lack of liquidity and disruption from ongoing power shortages which have beset China in recent months and are likely to continue.

Therefore, we expect inflation and growth concerns will continue to dominate the market, and so we are underweighting the Fund’s exposure to cyclical stocks, while overweighting the Fund on defensive sectors and stocks with exposure to the structural changes in the economy, including urbanization, social housing, consumption and services.

a   The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

China Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

China Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The China Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MALCX)	14.30%	5.74%	1.95%
Class A (with sales charge)[b]	7.73%
Class C (MCLCX)	13.80%	6.49%	2.70%
Class C (with sales charge)[c]	12.80%
Class I (MELCX)	14.30%	3.97%	1.70%
MSCI China Index [d]	6.61%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the China Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI China Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of China. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds Brazil Sector Leader Fund (class I shares) returned 12.25% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index, the MSCI Brazil Index, rose 9.68%. The Fund’s holdings in the consumer discretionary, financials and energy sectors made significant contributions to the Fund’s positive return, benefiting from stock selection within the small-and mid-cap sectors, and underweight positions in several large components of the benchmark. Conversely, the Fund’s significant underweighting in both utilities and telecoms detracted from its positive return during the period, with these sectors delivering strong performance in the index due to the attraction of inflation protection, revenue streams that have historically remained more stable during volatile business cycles, and stock specific corporate activity.

Brazilian markets have been held back by both inflation concerns and macroeconomic/political events. Brazil’s inflation, as measured by the Índice Nacional de Preçosao Consumidor Amplo (IPCA), has moved ahead of the ceiling of the target band, and the incoming administration has yet to display sufficient spending discipline to banish doubts over its economic management, in our opinion. Political interference remains a concern across the energy, materials and financials sectors, which together account for 70% of the local index by market capitalization. In the current environment of tightening credit markets and fears of economic over-heating, those companies boasting positive cash generation and business models that the market perceives as less risky, have outperformed.

Portfolio performance in U.S. dollar terms was boosted by the strength of the Brazilian real (R$)a during the period. The R$ has appreciated some 7% against the U.S. dollar during the period, supported by foreign direct investment (FDI) inflows, and sustained portfolio flows into fixed income markets. Foreign investors continue to be attracted by high sovereign yields, with a key interest rate, the Sistema Especial de Liquidação e Custodia (Selic) base rate, above 12% nominally and real rates in excess of 6%. Moves by Brazil’s central bank to contain this flow of capital have included hikes in the financial operations tax (known by its Portuguese acronym, IOF) levied on foreign flows, though this action has largely proved ineffective. Exporters have seen their competitiveness significantly eroded as a result of the recent currency appreciation, which has also resulted in a rising threat of imports in sectors including both steel and capital goods. At the close of the period, the portfolio reflects these trends in its strategic underweight to the steel subsector and the pulp & paper subsector.

The Fund continues to look for structural growth stories that are undervalued by the market. Several core components of the benchmark index now show material losses, year-over-year, with share prices well below peak levels. There are, however, sound reasons for this underperformance and we continue to favor strong growth subsectors including agribusiness, real estate and petrochemicals. The impact of broader and deeper government regulation across the materials and energy sectors is a valid concern, though strong cash flow generation within the mining subsector serves as a partial offset.

The global economic outlook is likely to remain uninspiring for the medium term, given the potential for (1) a material deceleration in China’s gross domestic product (GDP)b growth, and (2) the likely withdrawal of economic stimulus packages previously launched by several developed markets at some point within the coming 18 months. Concerns about defaults in sovereign debt remain for both Europe and the U.S. As a result, the Fund retains its investment strategy of identifying companies that offer strong franchises and earnings growth potential, within industries that offer exposure to the global

a   The Brazilian real is the present-day currency of Brazil.

b   Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

emerging markets consumer and rising global emerging market capital flows. As we approach an expected inflection point for inflation expectations within Brazil, the portfolio is positioned more towards stocks that have historically been able to perform well when the rest of the market is also performing well. With Brazil enjoying high levels of employment and sustained real income growth, we expect a decrease in yields for longer-dated fixed income investments will contribute to outperformance from consumer discretionary sectors once again.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Brazil Sector Leader Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The Brazil Sector Leader Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MALBX)	12.35%	5.61%	1.75%
Class A (with sales charge)[b]	5.89%
Class C (MCLBX)	11.95%	6.36%	2.50%
Class C (with sales charge)[c]	10.95%
Class I (MILBX)	12.25%	3.84%	1.50%
MSCI Brazil Index [d]	9.68%
MSCI Brazil 10/40 Index [e]	9.98%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Brazil Sector Leader

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Brazil Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of Brazil. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

MSCI Brazil 10/40 Index is an unmanaged index designed to track the performance of stocks traded primarily on the São Paulo Stock, Mercantile & Futures Exchange. It is not possible to invest directly in an index.  The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

GEM Great Consumer Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds Global Emerging Markets Great Consumer Fund (class I shares) returned 19.60% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index rose 15.45%. The MSCI Emerging Markets Index, the Fund’s benchmark, showed quite a bit of volatility over the period.  Starting in September 2010, markets exhibited euphoria as the U.S. Federal Reserve began its second round of monetary policy actions intended to stimulate the U.S. economy, known informally as “QE2.”  This euphoria gave way to pessimism by February 2011, however, as rising inflation and spiking crude oil prices (resulting from the Libyan crises) had a negative impact on investor sentiment. The pessimism was further aggravated in March by the natural disasters that struck Japan, causing significant destruction and fears of nuclear radiation. A brief rally by emerging markets equities in the latter part of the period was not enough to turn around the underperformance relative to developed market equities during the entire period.

Commodity-led inflation in the emerging markets was a key theme during the period as were the carefully implemented actions by which the central banks reacted to the inflation. Many central bankers in the emerging markets took measures to allow moderate appreciation in their currencies, but were careful to avoid attracting large capital inflows. Such inflows, had they occurred, would likely have resulted in stronger currencies, thereby hindering exports. Among the emerging markets, countries facing the biggest inflationary pressure – notably India and Brazil – were underperformers. On the other hand, emerging market countries with large commodity based economies, such as Russia, were the best performers. With oil rising through $100 per barrel (based on spot prices for Brent crude) and remaining above that key level for most of the period, the energy sector was the best performer during the period, as measured by the MSCI Emerging Markets Index.

All world markets are currently facing a heightened sensitivity to risks arising from the interplay between economic growth expectations and the perception of a country’s ability to pay its debt. The current situation confronting the sovereign debt of several developed countries in Europe will keep markets volatile until a more sustainable resolution is found. Emerging markets, by contrast, generally have a stronger fiscal position and a more manageable debt burden when compared with many of the developed economies now under strain.  Moreover, barring an extreme development, such as a global reversion to deep recession (known informally as a “double dip” scenario), the comparison of fiscal strength and debt burdens is supportive of the emerging market case. The end of QE2 is likely to decrease some of the upward pressure on commodity prices, which, in turn, could lead to a peaking of inflation in emerging markets. Moreover, emerging markets in general have already begun to tighten monetary policy faster and more effectively than their developed market counterparts, which have barely started to do so. Differentials in consensus expectations of gross domestic product (GDP)a growth and equity market valuations also support emerging markets.

We remain focused on domestic consumption throughout the emerging markets due to its strength as a structural theme driving the economy. Although we expect inflation to peak in the second half, we remain particularly focused on companies with the ability to control pricing regardless of the inflation picture. On a country basis, we favor Russia, Brazil and China.

We continue to observe economic fundamentals which support the theme of rising consumption that is central to the Fund’s investment strategy. Expansion of the emerging markets’ middle class demographic, in terms of both number and collective wealth, has introduced the types of investing opportunities the Fund seeks.  The Fund has expressed this theme through its exposure to the consumer discretionary and consumer staples sectors during the period.

a   Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

GEM Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

GEM Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The GEM Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MECGX) [b]	19.50%	5.68%	1.85%
Class A (with sales charge)[b,c]	12.63%
Class C (MCCGX) [b]	19.10%	6.43%	2.60%
Class C (with sales charge)[b,d]	18.10%
Class I (MICGX)	19.60%	3.91%	1.60%
MSCI Emerging Markets Index [e]	15.45%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the GEM Great Consumer

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b

Class A and Class C Shares were not in existence prior to November 4, 2010.  Performance for periods prior to that is based on the historical performance of the Class I Shares and has been adjusted for the expenses applicable to the Class A and Class C Shares.

c	Reflects the 5.75% maximum sales charge.
d	Reflects the 1.00% maximum deferred sales charge.
e

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Asia Great Consumer Fund

Manager Commentary and Fund Performance

(unaudited)

April 30, 2011

Manager Commentary

The Mirae Asset Discovery Funds Asia Great Consumer Fund (class I shares) returned 2.50% during the period from September 24, 2010 (the Fund’s inception date) through April 30, 2011. During the same period, the Fund’s benchmark index rose 13.94%. The MSCI Asia ex-Japan Index, the Fund’s benchmark, showed quite a bit of volatility over the period.  Starting in September 2010, markets exhibited a euphoria as the U.S. Federal Reserve began its second round of monetary policy actions intended to stimulate the U.S. economy, known informally as “QE2.”  This euphoria gave way to pessimism by February 2011, however, as rising inflation and spiking crude oil prices (resulting from the Libyan crises) caused a change in investor sentiment. The pessimism was further aggravated in March by the natural disasters that struck Japan, causing significant destruction and fears of nuclear radiation. The concerns were short-lived for investors, however, as high levels of liquidity and a widespread belief that inflation would peak in the second half of 2011 led to a rally in risky assets.

Within the region, India was a significant underperformer as investors acted on their concerns about the nation’s huge current account deficit; inflation (resulting primarily from high crude oil prices); and lawmakers’ indecisive policy positions. Yet, the demand trends have continued to remain healthy in the region and the long term structural story has remained strong in India. Although it has a robust long term story, India may underperform in the near term if crude oil prices remain high and the government does not take effective measures to rekindle a positive investment climate.

Nearby markets among the Association of Southeast Asian Nations (ASEAN) were flat, consolidating after a decent rally in the third calendar quarter of 2010. As with India, demand remains supportive of the long term growth opportunity in the ASEAN markets. We expect inflation concerns to ease off in the second half of 2011.  Indonesia should present a particularly favorable environment because of its strong macro-economic fundamentals and huge consumption base: Indonesia has a population of 230 million with a per capita gross domestic product (GDP)a of more than 3,000 U.S. dollars. Buoyant coal and palm oil prices are added positive factors for Indonesia.

Thailand has continued to benefit from corporations’ desire to seek an alternative manufacturing base apart from China to meet the growing demands of Asia. Meanwhile, Singapore continues to reinforce its position successfully as the focal point of services and tourism for the region. Malaysia once again is trying to rekindle investors’ interest in its economy, but markets would need evidence of actual implementation of investor-friendly policies before any change in sentiment appears.

In terms of key events, we believe that if inflation reaches a peak, the region will likely experience a meaningful and positive change in its risk-reward profile. Central Banks have used currency appreciation as a tool to mitigate the effects of inflation, but they are unlikely to allow their currencies to appreciate on a large scale because such appreciation is likely to impede exports. Other important developments that we will monitor over the next six months include elections in Singapore and Thailand; passage of a land acquisition bill in Indonesia; and reform measures intended to attract foreign direct investment (FDI) to India.

We continue to view rig builders in Singapore positively as we believe that high oil crude prices will spur increased investment in oil exploration. We also like financials in Indonesia and Thailand as a play on low credit penetration and strong GDP growth in those countries. Within India, we like the IT sector in response to strong demand for software services as corporations in the developed world seek to boost competiveness and productivity.

a   Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Asia Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

The MSCI China Indexa advanced from the beginning of the reporting period through mid-November, with much of the strength attributable to the beneficial effects of QE2.  Over the ensuing three months, however, as investors’ concerns about inflation came into the limelight, the index gave away most of that gain. The Chinese index reached a low point in March, but rebounded towards the end of that month and into April. The April rally in Chinese stocks reflected investors’ sense of relief, due to (1) the realization of a less-severe-than-expected impact from the Japan nuclear disaster and (2) expectations that inflation would reach a peak in the near term. We believe that inflation in China is likely to peak in the second half of 2011. We further believe that, over the next five years, the nature of the Chinese economy will become more consumption-oriented than export-oriented, as compared with the historical composition of the Chinese economy.  Among the Fund’s holdings in Chinese companies, we maintained overweight positions (relative to the benchmark) among consumer, internet, and insurance stocks, based on our expectations of secular growth in these industries during the period. Although the consumer sector was weak for much of the period because of price control policies enacted by the Chinese government, we still have a positive view on the sector.

The MSCI Korea Indexb and MSCI Taiwan Indexc each showed strong performance during the period, largely due to each country’s strong linkage with economic growth in the developed markets. Based on our expectation of continued strength in developed markets growth, the Fund’s holdings in these two markets continue to be positioned towards high quality exporters.

At the beginning of the period, the Fund had some exposure to the consumer sector in Korea, but we reduced that exposure when we identified a better opportunity among Korean manufacturers, particularly auto makers and shipbuilders. During the period, the Fund has also established positions in the Korean alternative energy sector, including makers of electric vehicle battery and solar energy components.

The Fund’s holdings among Taiwan stocks during the period reflected two themes that we continue to believe can support that market: (1) so-called “cross strait development” or increased economic activity with entities based in the People’s Republic of China acting as a supplier, trading partner, or customer to Taiwan based business; and (2) the global growth of the market for “smartphone” and tablet computing devices, since many manufacturers for such devices are in Taiwan.

We continue to observe economic fundamentals which support the theme of rising consumption that is central to the Fund’s investment strategy. Expansion of Asian emerging markets’ middle class demographic – in terms of both number and collective wealth – has introduced the types of investing opportunities the Fund seeks. The Fund has expressed this theme by through its exposure to the food retailing, lifestyle, and gaming sectors during the period.

Risk Factors

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

a   The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that include China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

b   The MSCI Korea Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Korea market.

c   The MSCI Taiwan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Taiwan market.

Asia Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

Geographic Concentration Risk — A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Asia Great Consumer Fund

Manager Commentary and Fund Performance (continued)

(unaudited)

April 30, 2011

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/11)

	Since Inception	Expense Ratios[a]
	(9/24/10)	Gross	Net
Class A (MGCEX) [b]	2.40%	5.66%	1.80%
Class A (with sales charge)[b,c]	-3.49%
Class C (MGCCX) [b]	2.00%	6.41%	2.55%
Class C (with sales charge)[b,d]	1.00%
Class I (MGCIX)	2.50%	3.89%	1.55%
MSCI Asia ex-Japan Index [e]	13.94%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

* The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer

Fund and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 888-335-3417 or visit www.miraeasset.com.

a

Reflects the expense ratio as reported in the Prospectus dated April 4, 2011. Contractual fee waivers are in effect through August 31, 2012. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2011 can be found in the financial highlights.

b

Class A and Class C Shares were not in existence prior to November 4, 2010.  Performance for periods prior to that is based on the historical performance of the Class I Shares and has been adjusted for the expenses applicable to the Class A and Class C Shares.

c	Reflects the 5.75% maximum sales charge.
d	Reflects the 1.00% maximum deferred sales charge.
e

MSCI Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

MIRAE ASSET DISCOVERY FUNDS
Expense Examples

(unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at November 1, 2010 and held for the entire period from November 1, 2010 through April 30, 2011 (unless otherwise noted).

The Actual Expense table below provides information about actual account values and actual expenses.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)	Annualized Expense Ratio During Period
Actual Expense Table		11/1/10	4/30/11	11/1/10 - 4/30/11	11/1/10 - 4/30/11

GEM Sector Leader Fund	Class A	$1,000.00	$1,085.20	$9.56	1.85%
	Class C	1,000.00	1,081.40	13.42	2.60%
	Class I	1,000.00	1,087.00	8.28	1.60%

Asia Sector Leader Fund	Class A	1,000.00	1,085.10	9.31	1.80%
	Class C	1,000.00	1,082.20	13.16	2.55%
	Class I	1,000.00	1,085.90	8.02	1.55%

China Sector Leader Fund	Class A	1,000.00	1,050.60	9.91	1.95%
	Class C	1,000.00	1,046.00	13.70	2.70%
	Class I	1,000.00	1,049.60	8.64	1.70%

Brazil Sector Leader Fund	Class A	1,000.00	1,053.90	8.91	1.75%
	Class C	1,000.00	1,051.10	12.71	2.50%
	Class I	1,000.00	1,052.00	7.63	1.50%

GEM Great Consumer Fund	Class A(2)	1,000.00	1,086.40	9.41	1.85%
	Class C(2)	1,000.00	1,082.70	13.20	2.60%
	Class I	1,000.00	1,135.80	8.47	1.60%

Asia Great Consumer Fund	Class A(2)	1,000.00	964.20	8.62	1.80%
	Class C(2)	1,000.00	960.50	12.19	2.55%
	Class I	1,000.00	1,011.80	7.73	1.55%

(1)  Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2)  Information shown reflects values using expense ratios and rates of return for the period from November 4, 2010 (date of commencement of operations) to April 30, 2011.

MIRAE ASSET DISCOVERY FUNDS
Expense Examples

(unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period(3)	Annualized Expense Ratio During Period
Hypothetical Expense Table		11/1/10	4/30/11	11/1/10 - 4/30/11	11/1/10 - 4/30/11

GEM Sector Leader Fund	Class A	$1,000.00	$1,015.62	$9.25	1.85%
	Class C	1,000.00	1,011.90	12.97	2.60%
	Class I	1,000.00	1,016.86	8.00	1.60%

Asia Sector Leader Fund	Class A	1,000.00	1,015.87	9.00	1.80%
	Class C	1,000.00	1,012.15	12.72	2.55%
	Class I	1,000.00	1,017.11	7.75	1.55%

China Sector Leader Fund	Class A	1,000.00	1,015.12	9.74	1.95%
	Class C	1,000.00	1,011.41	13.47	2.70%
	Class I	1,000.00	1,016.36	8.50	1.70%

Brazil Sector Leader Fund	Class A	1,000.00	1,016.12	8.75	1.75%
	Class C	1,000.00	1,012.40	12.47	2.50%
	Class I	1,000.00	1,017.36	7.50	1.50%

GEM Great Consumer Fund	Class A(4)	1,000.00	1,015.62	9.25	1.85%
	Class C(4)	1,000.00	1,011.90	12.97	2.60%
	Class I	1,000.00	1,016.86	8.00	1.60%

Asia Great Consumer Fund	Class A(4)	1,000.00	1,015.87	9.00	1.80%
	Class C(4)	1,000.00	1,012.15	12.72	2.55%
	Class I	1,000.00	1,017.11	7.75	1.55%

(3)  Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(4)  Information shown reflects values using expense ratios for the period from November 4, 2010 (date of commencement of operations) to April 30, 2011.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Sector Leader Fund	April 30, 2011

	Shares	Value
Common Stocks (84.8%)
African Rainbow Minerals Ltd. (Metals & Mining)	10,300	$335,634
Air China Ltd., H Shares (Airlines)	234,000	236,832
Alliance Global Group, Inc. (Food & Staples Retailing)	641,425	177,741
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)	3,849	571,653
Banco do Brasil SA (Commercial Banks)	18,300	336,282
Bangkok Bank Public Co. Ltd. (Commercial Banks)	32,900	187,496
Bharti Airtel Ltd. (Wireless Telecommunication Services)	18,167	156,172
BR Properties SA (Real Estate Management & Development)	16,600	196,325
Capitec Bank Holdings Ltd. (Commercial Banks)	16,300	433,175
Catcher Technology Co. Ltd. (Computers & Peripherals)	42,000	264,363
China Construction Bank Corp., H Shares (Commercial Banks)	511,000	482,969
China Mengniu Dairy Co. Ltd. (Food Products)	81,000	248,757
China Resources Enterprise Ltd. (Food & Staples Retailing)	96,000	386,917
CSR Corp. Ltd., H Shares (Machinery)	236,000	260,433
DBS Group Holdings Ltd. (Commercial Banks)	8,000	97,933
Duratex SA (Paper & Forest Products)	22,700	238,879
Epistar Corp. (Semiconductors & Semiconductor Equipment)	66,000	219,023
Evraz Group SA - Registered GDR* (Metals & Mining)	7,025	238,148
Far Eastern Department Stores Ltd. (Multiline Retail)	123,000	217,638
Gafisa SA - ADR (Household Durables)	23,950	296,022
Genting Berhad (Hotels, Restaurants & Leisure)	26,300	103,033
Gruppa Kompaniy Rusagro - Registered GDR* (Food Products)	33,333	516,661
HTC Corp. (Communications Equipment)	6,000	272,756
Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)	7,830	247,017
IRSA Inversiones y Representaciones SA - Sponsored ADR (Real Estate Management & Development)	22,900	290,143
ITC Ltd. (Tobacco)	43,311	188,439
Keppel Corp. Ltd.(Industrial Conglomerates)	17,200	167,263
Kia Motors Corp. (Automobiles)	6,323	453,835
Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	96,000	335,364
Kunlun Energy Co. Ltd.* (Oil, Gas & Consumable Fuels)	182,000	322,472
L'Occitane International SA* (Specialty Retail)	71,750	171,845
LG Chem Ltd. (Chemicals)	998	493,690
LSR Group - Registered GDR (Construction Materials)	31,100	290,785
Magnesita Refratarios SA* (Construction Materials)	63,300	336,081
Mahindra & Mahindra Ltd. (Automobiles)	8,377	143,324
Mills Estruturas e Servicos de Engenharia SA (Trading Companies & Distributors)	10,600	141,001
Naspers Ltd., N Shares (Media)	5,100	307,323
NovaTek OAO - Registered Sponsored GDR (Oil, Gas & Consumable Fuels)	3,800	533,900
OCI Co. Ltd. (Chemicals)	508	303,453
OGX Petroleo e Gas Participacoes SA* (Oil, Gas & Consumable Fuels)	23,600	249,400
Ping An Insurance Group Co. of China Ltd., H Shares (Insurance)	60,000	652,459
PT Bank Mandiri Tbk (Commercial Banks)	311,301	259,933
PTT Chemical PCL (Chemicals)	45,800	245,659
Rosneft Oil Co. - Registered GDR (Oil, Gas & Consumable Fuels)	30,700	273,997
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	180	150,028
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares* (Health Care Equipment & Supplies)	56,000	153,593
Shanghai Electric Group Co. Ltd., H Shares (Electrical Equipment)	456,000	226,650
Shoprite Holdings Ltd. (Food & Staples Retailing)	6,600	104,211
Sinopharm Group Co., H Shares (Health Care Providers & Services)	52,400	181,504
Tata Consultancy Services Ltd. (IT Services)	6,638	175,019
Tencent Holdings Ltd. (Internet Software & Services)	5,800	165,053
The Foschini Group Ltd. (Specialty Retail)	10,900	150,654
Tingyi Holding Corp. (Food Products)	106,000	281,174
TPK Holding Co. Ltd.* (Electronic Equipment, Instruments & Components)	12,000	359,199
Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	256,000	201,411

TOTAL COMMON STOCKS (Cost $13,875,192)		15,030,721

Preferred Stocks (10.7%)
Itau Unibanco Holding SA – ADR (Commercial Banks)	19,300	458,375
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	25,500	414,434
Vale Fertilizantes SA (Chemicals)	33,800	351,174
Vale SA - Sponsored ADR (Metals & Mining)	22,300	666,771

TOTAL PREFERRED STOCKS (Cost $1,879,991)		1,890,754

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Sector Leader Fund	April 30, 2011

		Principal Amount	Value
Cash Equivalent (3.4%)
Citibank Money Market Deposit Account, 0.05%		$598,681	598,681

TOTAL CASH EQUIVALENT (Cost $598,681)			598,681

TOTAL INVESTMENTS (Cost $16,353,864) — 98.9%			17,520,156

Net other assets (liabilities) — 1.1%			189,675

NET ASSETS — 100.0%			$17,709,831

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

GEM Sector Leader Fund invested in the following industries as of April 30, 2011:			GEM Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$236,832	1.3%	Argentina	$290,143	1.6%
Automobiles	597,159	3.4%	Brazil	3,684,744	20.9%
Chemicals	1,393,976	7.9%	China	3,413,731	19.2%
Commercial Banks	2,256,163	12.8%	Hong Kong	1,129,991	6.4%
Communications Equipment	272,756	1.5%	India	662,954	3.8%
Computers & Peripherals	264,363	1.5%	Indonesia	259,933	1.5%
Construction Materials	626,866	3.5%	Malaysia	103,033	0.6%
Electrical Equipment	226,650	1.3%	Philippines	177,741	1.0%
Electronic Equipment, Instruments & Components	359,199	2.0%	Russia	1,853,491	10.4%
Food & Staples Retailing	668,869	3.8%	Singapore	265,196	1.5%
Food Products	1,046,592	5.9%	South Africa	1,330,997	7.5%
Health Care Equipment & Supplies	153,593	0.9%	South Korea	1,648,023	9.3%
Health Care Providers & Services	181,504	1.0%	Taiwan	1,668,343	9.3%
Hotels, Restaurants & Leisure	103,033	0.6%	Thailand	433,155	2.5%
Household Durables	296,022	1.7%	Other**	788,356	4.5%
Industrial Conglomerates	167,263	0.9%
Insurance	652,459	3.7%	Total	$17,709,831	100.0%
Internet Software & Services	736,706	4.1%
IT Services	175,019	1.0%
Machinery	260,433	1.5%
Media	307,323	1.7%
Metals & Mining	1,441,964	8.1%
Multiline Retail	217,638	1.2%
Oil, Gas & Consumable Fuels	1,794,203	10.1%
Paper & Forest Products	238,879	1.4%
Real Estate Management & Development	486,468	2.7%
Semiconductors & Semiconductor Equipment	951,432	5.3%
Specialty Retail	322,499	1.9%
Tobacco	188,439	1.1%
Trading Companies & Distributors	141,001	0.8%
Wireless Telecommunication Services	156,172	0.9%
Other**	788,356	4.5%

Total	$17,709,831	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Sector Leader Fund	April 30, 2011

		Shares or Principal Amount	Value
Common Stocks (96.1%)
Air China Ltd., H Shares (Airlines)		262,000	$265,171
Alliance Global Group, Inc. (Food & Staples Retailing)		1,235,875	342,465
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		4,303	639,082
Bangkok Bank Public Co. Ltd. (Commercial Banks)		44,300	252,464
Bharti Airtel Ltd. (Wireless Telecommunication Services)		27,775	238,767
Catcher Technology Co. Ltd. (Computers & Peripherals)		47,000	295,835
China Construction Bank Corp., H Shares (Commercial Banks)		585,000	552,910
China Mengniu Dairy Co. Ltd. (Food Products)		91,000	279,468
China Resources Enterprise Ltd. (Food & Staples Retailing)		108,000	435,282
CSR Corp. Ltd., H Shares (Machinery)		264,000	291,332
DBS Group Holdings Ltd. (Commercial Banks)		18,000	220,348
Epistar Corp. (Semiconductors & Semiconductor Equipment)		74,000	245,571
Far Eastern Department Stores Ltd. (Multiline Retail)		145,000	256,565
Genting Berhad (Hotels, Restaurants & Leisure)		40,500	158,663
HTC Corp. (Communications Equipment)		7,000	318,215
Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)		9,520	300,332
ITC Ltd. (Tobacco)		69,232	301,216
Keppel Corp. Ltd. (Industrial Conglomerates)		26,000	252,840
Kia Motors Corp. (Automobiles)		7,069	507,379
Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)		108,000	377,284
Kunlun Energy Co. Ltd.* (Oil, Gas & Consumable Fuels)		202,000	357,909
L'Occitane International SA* (Specialty Retail)		90,000	215,555
LG Chem Ltd. (Chemicals)		1,102	545,137
Mahindra & Mahindra Ltd. (Automobiles)		13,248	226,663
OCI Co. Ltd. (Chemicals)		568	339,294
Ping An Insurance Group Co. of China Ltd., H Shares (Insurance)		67,000	728,580
PT Bank Mandiri Tbk (Commercial Banks)		460,679	384,661
PTT Chemical PCL (Chemicals)		48,800	261,750
Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)		201	167,531
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares* (Health Care Equipment & Supplies)		60,000	164,564
Shanghai Electric Group Co. Ltd., H Shares (Electrical Equipment)		510,000	253,490
Sinopharm Group Co., H Shares (Health Care Providers & Services)		58,800	203,672
Tata Consultancy Services Ltd. (IT Services)		11,331	298,756
Tencent Holdings Ltd. (Internet Software & Services)		6,500	184,973
Tingyi Holding Corp. (Food Products)		120,000	318,311
TPK Holding Co. Ltd.* (Electronic Equipment, Instruments & Components)		13,000	389,132
Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)		286,000	225,014
TOTAL COMMON STOCKS (Cost $10,615,068)			11,796,181
Cash Equivalent (4.6%)
Citibank Money Market Deposit Account, 0.05%		$562,919	562,919

TOTAL CASH EQUIVALENT (Cost $562,919)			562,919

TOTAL INVESTMENTS (Cost $11,177,987) — 100.7%			12,359,100

Net other assets (liabilities) — (0.7)%			(90,979)

NET ASSETS — 100.0%			$12,268,121

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Sector Leader Fund	April 30, 2011

Asia Sector Leader Fund invested in the following industries as of April 30, 2011:			Asia Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$265,171	2.2%	China	$3,827,099	31.2%
Automobiles	734,042	5.9%	Hong Kong	1,288,214	10.5%
Chemicals	1,146,181	9.3%	India	1,065,402	8.6%
Commercial Banks	1,410,383	11.5%	Indonesia	384,661	3.1%
Communications Equipment	318,215	2.6%	Malaysia	158,663	1.3%
Computers & Peripherals	295,835	2.4%	Philippines	342,465	2.8%
Electrical Equipment	253,490	2.1%	Singapore	473,188	3.9%
Electronic Equipment, Instruments & Components	389,132	3.2%	South Korea	1,859,673	15.1%
Food & Staples Retailing	777,747	6.3%	Taiwan	1,882,602	15.4%
Food Products	597,779	4.9%	Thailand	514,214	4.2%
Health Care Equipment & Supplies	164,564	1.3%	Other**	471,940	3.9%
Health Care Providers & Services	203,672	1.7%
Hotels, Restaurants & Leisure	158,663	1.3%	Total	$12,268,121	100.0%
Industrial Conglomerates	252,840	2.1%
Insurance	728,580	5.9%
Internet Software & Services	824,055	6.7%
IT Services	298,756	2.4%
Machinery	291,332	2.4%
Metals & Mining	225,014	1.8%
Multiline Retail	256,565	2.1%
Oil, Gas & Consumable Fuels	357,909	2.9%
Semiconductors & Semiconductor Equipment	1,090,718	8.9%
Specialty Retail	215,555	1.8%
Tobacco	301,216	2.5%
Wireless Telecommunication Services	238,767	1.9%
Other**	471,940	3.9%

Total	$12,268,121	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
China Sector Leader Fund	April 30, 2011

		Shares or Principal Amount	Value
Common Stocks (95.0%)
Alibaba.com Ltd. (Internet Software & Services)		242,500	$430,292
Belle International Holdings Ltd. (Specialty Retail)		231,000	450,935
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd., H Shares* (Machinery)		122,800	325,738
Chiho-Tiande Group Ltd. (Metals & Mining)		618,000	475,078
China Suntien Green Energy Corp., H Shares* (Oil, Gas & Consumable Fuels)		1,678,000	516,407
China Unicom (Hong Kong) Ltd. (Diversified Telecommunication Services)		174,000	354,005
China ZhengTong Auto Services Holdings Ltd.* (Specialty Retail)		312,500	353,705
Chongqing Rural Commercial Bank Co. Ltd., H Shares* (Commercial Banks)		667,000	462,932
CSR Corp. Ltd., H Shares (Machinery)		457,000	504,312
Far East Horizon Ltd.* (Diversified Financial Services)		633,000	712,390
GOME Electrical Appliances Holding Ltd.* (Specialty Retail)		911,000	327,284
Goodbaby International Holdings Ltd.* (Leisure Equipment & Products)		646,000	426,729
Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)		64,000	217,152
Lijun International Pharmaceutical (Holding) Co. Ltd. (Pharmaceuticals)		1,270,000	315,619
Luthai Textile Co. Ltd., Class B (Textiles, Apparel & Luxury Goods)		409,503	392,313
PICC Property & Casualty Co. Ltd., H Shares* (Insurance)		448,000	575,720
Pou Sheng International (Holdings) Ltd.* (Specialty Retail)		2,865,000	442,699
Shandong Chenming Paper Holdings Ltd., H Shares (Paper & Forest Products)		490,000	413,907
Sinopharm Group Co., H Shares (Health Care Providers & Services)		78,000	270,178
TAL Education Group - ADR* (Diversified Consumer Services)		25,000	318,750
Tencent Holdings Ltd. (Internet Software & Services)		25,200	717,127
Trony Solar Holdings Co. Ltd.* (Semiconductors & Semiconductor Equipment)		833,000	523,440
Yanzhou Coal Mining Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)		78,000	304,327
Zhuzhou CSR Times Electric Co. Ltd., H Shares (Electrical Equipment)		142,000	562,258

TOTAL COMMON STOCKS (Cost $9,913,539)			10,393,297

Cash Equivalent (7.4%)
Citibank Money Market Deposit Account, 0.05%		$815,375	815,375

TOTAL CASH EQUIVALENT (Cost $815,375)			815,375

TOTAL INVESTMENTS (Cost $10,728,914) — 102.4%			11,208,672

Net other assets (liabilities) — (2.4)%			(267,752)

NET ASSETS — 100.0%			$10,940,920

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
China Sector Leader Fund	April 30, 2011

China Sector Leader Fund invested in the following industries as of April 30, 2011:			China Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Commercial Banks	$462,932	4.2%	China	$8,830,039	80.7%
Diversified Consumer Services	318,750	2.9%	Hong Kong	1,563,258	14.3%
Diversified Financial Services	712,390	6.5%	Other**	547,623	5.0%
Diversified Telecommunication Services	354,005	3.2%
Electrical Equipment	562,259	5.1%	Total	$10,940,920	100.0%
Health Care Providers & Services	270,177	2.5%
Insurance	575,720	5.3%
Internet Software & Services	1,147,419	10.5%
Leisure Equipment & Products	426,729	3.9%
Machinery	830,050	7.6%
Metals & Mining	692,230	6.3%
Oil, Gas & Consumable Fuels	820,734	7.5%
Paper & Forest Products	413,907	3.8%
Pharmaceuticals	315,619	2.9%
Semiconductors & Semiconductor Equipment	523,440	4.8%
Specialty Retail	1,574,623	14.4%
Textiles, Apparel & Luxury Goods	392,313	3.6%
Other**	547,623	5.0%

Total	$10,940,920	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Brazil Sector Leader Fund	April 30, 2011

	Shares or Principal Amount	Value
Common Stocks (64.0%)
Banco Bradesco SA - ADR (Commercial Banks)	20,480	$414,310
Banco do Brasil SA - Sponsored ADR (Commercial Banks)	20,700	387,504
BR Properties SA (Real Estate Management & Development)	15,300	180,950
Companhia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	4,000	181,840
Companhia Siderurgica Nacional SA - Sponsored ADR (Metals & Mining)	12,000	191,160
Cosan Ltd., Class A (Food Products)	12,000	149,400
Cremer SA (Health Care Equipment & Supplies)	17,000	161,169
Direcional Engenharia SA (Real Estate Management & Development)	47,500	320,150
Duratex SA (Paper & Forest Products)	29,400	309,385
Even Construtora e Incorporadora SA (Household Durables)	59,300	329,926
Gafisa SA - ADR (Household Durables)	34,400	425,184
Itau Unibanco Holding SA (Commercial Banks)	14,800	345,838
Magnesita Refratarios SA* (Construction Materials)	96,600	512,882
Mills Estruturas e Servicos de Engenharia SA (Trading Companies & Distributors)	18,600	247,417
MRV Engenharia e Participacoes SA (Household Durables)	28,400	247,938
OGX Petroleo e Gas Participacoes SA* (Oil, Gas & Consumable Fuels)	66,500	702,760
PDG Realty SA Empreendimentos e Participacoes (Household Durables)	70,900	417,457
PDG Realty SA Empreendimentos e Participacoes - Sponsored ADR (Household Durables)	14,000	165,900
Petroleo Brasileiro SA - ADR (Oil, Gas & Consumable Fuels)	22,932	856,052
Sul America SA (Insurance)	22,100	287,509

TOTAL COMMON STOCKS (Cost $7,375,307)		6,834,731

Preferred Stocks (34.0%)
Bradespar SA (Metals & Mining)	15,700	406,800
Braskem SA - A Shares* (Chemicals)	22,800	329,815
Companhia Energetica de Sao Paulo - B Shares (Independent Power Producers & Energy Traders)	16,500	318,103
Itau Unibanco Holding - ADR (Commercial Banks)	26,600	631,750
Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	17,800	289,291
Vale Fertilizantes SA (Chemicals)	63,900	663,907
Vale SA - Sponsored ADR (Metals & Mining)	33,200	992,680

TOTAL PREFERRED STOCKS (Cost $2,723,603)		3,632,346

Cash Equivalent (1.2%)
Citibank Money Market Deposit Account, 0.05%	$127,779	127,779

TOTAL CASH EQUIVALENT (Cost $127,779)		127,779

TOTAL INVESTMENTS (Cost $10,226,689) — 99.2%		10,594,856

Net other assets (liabilities) — 0.8%		85,806

NET ASSETS — 100.0%		$10,680,662

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Brazil Sector Leader Fund	April 30, 2011

Brazil Sector Leader Fund invested in the following industries as of April 30, 2011:			Brazil Sector Leader Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Chemicals	$993,722	9.3%	Brazil	$10,467,077	98.0%
Commercial Banks	1,779,402	16.6%	Other**	213,585	2.0%
Construction Materials	512,882	4.8%
Food & Staples Retailing	181,840	1.7%	Total	$10,680,662	100.0%
Food Products	149,400	1.4%
Health Care Equipment & Supplies	161,169	1.5%
Household Durables	1,586,405	14.9%
Independent Power Producers & Energy Traders	318,103	3.0%
Insurance	287,509	2.7%
Metals & Mining	1,590,640	14.9%
Oil, Gas & Consumable Fuels	1,848,103	17.3%
Paper & Forest Products	309,385	2.9%
Real Estate Management & Development	501,100	4.7%
Trading Companies & Distributors	247,417	2.3%
Other**	213,585	2.0%

Total	$10,680,662	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Great Consumer Fund	April 30, 2011

	Shares	Value
Common Stocks (93.9%)
Aeroflot - Russian Airlines (Airlines)	71,300	$171,833
Alibaba.com Ltd. (Internet Software & Services)	106,000	188,087
Amorepacific Corp. (Personal Products)	223	224,790
Arcos Dorados Holdings, Inc., Class A* (Hotels, Restaurants & Leisure)	13,955	307,429
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)	2,100	311,892
Bidvest Group Ltd. (Industrial Conglomerates)	6,120	141,428
BR Properties SA (Real Estate Management & Development)	29,030	343,332
Capitec Bank Holdings Ltd. (Commercial Banks)	13,500	358,764
Celltrion, Inc. (Pharmaceuticals)	12,688	434,618
China Agri-Industries Holdings Ltd. (Food Products)	139,000	158,581
China Resources Enterprise Ltd. (Food & Staples Retailing)	34,000	137,033
China Suntien Green Energy Corp., H Shares* (Oil, Gas & Consumable Fuels)	1,319,000	405,925
Clicks Group Ltd. (Multiline Retail)	29,109	194,948
Companhia Brasileira de Distribuicao Grupo Pao de Acucar - Sponsored ADR (Food & Staples Retailing)	7,915	359,816
Companhia de Bebidas das Americas - ADR (Beverages)	9,060	295,175
Cosan Ltd., Class A (Food Products)	20,260	252,237
CTC Media, Inc. (Media)	8,825	208,005
Dr. Reddy's Laboratories Ltd. (Pharmaceuticals)	5,057	190,327
Far Eastern Department Stores Ltd. (Multiline Retail)	88,000	155,709
Gafisa SA - ADR (Household Durables)	11,450	141,522
GCL-Poly Energy Holdings Ltd.* (Semiconductors & Semiconductor Equipment)	975,000	696,787
Golden Eagle Retail Group Ltd. (Multiline Retail)	107,000	280,382
GOME Electrical Appliances Holding Ltd.* (Specialty Retail)	1,047,000	376,143
Haier Electronics Group Co. Ltd.* (Household Durables)	401,000	496,732
Hengan International Group Co. Ltd. (Personal Products)	36,500	284,818
Hengdeli Holdings Ltd. (Specialty Retail)	672,000	402,369
Hypermarcas SA* (Personal Products)	20,300	272,224
Iguatemi Empresa de Shopping Centers SA (Real Estate Management & Development)	10,770	279,197
Imperial Holdings Ltd. (Distributors)	12,196	219,528
IRSA Inversiones y Representaciones SA - Sponsored ADR (Real Estate Management & Development)	12,065	152,864
Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	123,000	429,685
LG Chem Ltd. (Chemicals)	1,322	653,967
LSR Group - Registered GDR (Construction Materials)	28,075	262,501
M Video (Specialty Retail)	19,800	198,000
Magnit - Registered Sponsored GDR (Food & Staples Retailing)	12,950	362,600
Mahindra & Mahindra Ltd. (Automobiles)	12,078	206,646
Naspers Ltd., N Shares (Media)	6,400	385,660
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)	2,510	312,846
O'key Group LLC - Registered GDR* (Food & Staples Retailing)	17,500	183,750
OCI Co. Ltd. (Chemicals)	780	465,932
PT Kalbe Farma Tbk (Pharmaceuticals)	342,000	142,783
PT Mayora Indah Tbk (Food Products)	112,000	143,875
PT Mitra Adiperkasa Tbk (Multiline Retail)	1,297,000	496,050
PT Summarecon Agung Tbk (Real Estate Management & Development)	3,668,000	539,727
Randon SA Implementos e Participacoes (Machinery)	18,000	134,825
Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	62,666	174,700
Shoprite Holdings Ltd. (Food & Staples Retailing)	13,500	213,158
SINA Corp.* (Internet Software & Services)	4,724	636,559
Sinopharm Group Co., H Shares (Health Care Providers & Services)	22,000	76,204
Sul America SA (Insurance)	20,600	267,995
Taiwan Fertilizer Co. Ltd. (Chemicals)	53,000	179,033
TAL Education Group - ADR* (Diversified Consumer Services)	42,269	538,930
The Foschini Group Ltd. (Specialty Retail)	14,200	196,265
TIM Participacoes SA - ADR (Wireless Telecommunication Services)	2,690	126,914
Tofas Turk Otomobil Fabrikasi AS (Automobiles)	43,400	249,468
TPK Holding Co. Ltd.* (Electronic Equipment, Instruments & Components)	12,000	359,198

TOTAL COMMON STOCKS (Cost $14,471,534)		16,379,766

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
GEM Great Consumer Fund	April 30, 2011

		Principal Amount	Value
Cash Equivalent (4.4%)
Citibank Money Market Deposit Account, 0.05%		$767,439	767,439

TOTAL CASH EQUIVALENT (Cost $767,439)			767,439

TOTAL INVESTMENTS (Cost $15,238,973) — 98.3%			17,147,205

Net other assets (liabilities) — 1.7%			298,174

NET ASSETS — 100.0%			$17,445,379

*	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

GEM Great Consumer Fund invested in the following industries as of April 30, 2011:			GEM Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Airlines	$171,833	1.0%	Argentina	$460,293	2.7%
Automobiles	456,114	2.6%	Brazil	2,473,237	14.2%
Beverages	295,175	1.7%	China	4,010,604	22.9%
Chemicals	1,298,932	7.4%	Hong Kong	2,066,202	11.8%
Commercial Banks	358,764	2.1%	India	396,973	2.3%
Construction Materials	262,501	1.5%	Indonesia	1,322,435	7.5%
Distributors	219,528	1.3%	Russia	1,386,689	8.0%
Diversified Consumer Services	851,776	4.9%	South Africa	1,110,933	6.4%
Electronic Equipment, Instruments & Components	359,198	2.1%	South Korea	1,779,307	10.2%
Food & Staples Retailing	1,256,357	7.3%	Taiwan	1,123,625	6.5%
Food Products	554,693	3.1%	Turkey	249,468	1.4%
Health Care Providers & Services	76,204	0.4%	Other**	1,065,613	6.1%
Hotels, Restaurants & Leisure	482,129	2.8%
Household Durables	638,254	3.6%	Total	$17,445,379	100.0%
Industrial Conglomerates	141,428	0.8%
Insurance	267,995	1.5%
Internet Software & Services	1,136,538	6.5%
Machinery	134,825	0.8%
Media	593,665	3.4%
Multiline Retail	1,127,089	6.4%
Oil, Gas & Consumable Fuels	405,925	2.3%
Personal Products	781,832	4.5%
Pharmaceuticals	767,728	4.4%
Real Estate Management & Development	1,315,120	7.6%
Semiconductors & Semiconductor Equipment	1,126,472	6.5%
Specialty Retail	1,172,777	6.7%
Wireless Telecommunication Services	126,914	0.7%
Other**	1,065,613	6.1%

Total	$17,445,379	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2011

		Shares or Principal Amount	Value
Common Stocks (94.7%)
Alibaba.com Ltd. (Internet Software & Services)		132,000	$234,221
Alliance Global Group, Inc. (Food & Staples Retailing)		1,735,194	480,827
Amorepacific Corp. (Personal Products)		384	387,082
Baidu, Inc. - Sponsored ADR* (Internet Software & Services)		2,500	371,300
Bharti Airtel Ltd. (Wireless Telecommunication Services)		75,188	646,351
Celltrion, Inc. (Pharmaceuticals)		18,550	635,416
China Agri-Industries Holdings Ltd. (Food Products)		169,000	192,807
China Resources Enterprise Ltd. (Food & Staples Retailing)		40,000	161,216
China Suntien Green Energy Corp., H Shares* (Oil, Gas & Consumable Fuels)		1,992,000	613,041
DBS Group Holdings Ltd. (Commercial Banks)		31,000	379,488
Far Eastern Department Stores Ltd. (Multiline Retail)		138,000	244,179
GCL-Poly Energy Holdings Ltd.* (Semiconductors & Semiconductor Equipment)		1,331,000	951,204
Genting Berhad (Hotels, Restaurants & Leisure)		62,600	245,241
Golden Eagle Retail Group Ltd. (Multiline Retail)		149,000	390,439
GOME Electrical Appliances Holding Ltd.* (Specialty Retail)		1,478,000	530,984
Haier Electronics Group Co. Ltd.* (Household Durables)		601,000	744,479
Hengan International Group Co. Ltd. (Personal Products)		53,500	417,474
Hengdeli Holdings Ltd. (Specialty Retail)		1,084,000	649,060
Infosys Technologies Ltd. (IT Services)		6,317	415,263
ITC Ltd. (Tobacco)		139,781	608,163
Kasikornbank Public Co. Ltd. (Commercial Banks)		102,313	433,878
Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)		157,000	548,460
LG Chem Ltd. (Chemicals)		1,878	929,009
Mahindra & Mahindra Ltd. (Automobiles)		25,018	428,039
New Oriental Education & Technology Group, Inc. - Sponsored ADR* (Diversified Consumer Services)		3,012	375,416
OCI Co. Ltd. (Chemicals)		1,021	609,894
PT Bank Mandiri Tbk (Commercial Banks)		652,000	544,412
PT Mitra Adiperkasa Tbk (Multiline Retail)		741,500	283,594
Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)		90,000	250,901
SINA Corp.* (Internet Software & Services)		6,971	939,342
Sinopharm Group Co., H Shares (Health Care Providers & Services)		25,600	88,674
Taiwan Fertilizer Co. Ltd. (Chemicals)		79,000	266,860
TAL Education Group - ADR* (Diversified Consumer Services)		49,946	636,812
TPK Holding Co. Ltd.* (Electronic Equipment, Instruments & Components)		18,000	538,798

TOTAL COMMON STOCKS (Cost $14,289,164)			16,172,324

Cash Equivalent (2.7%)
Citibank Money Market Deposit Account, 0.05%		$466,045	466,045

TOTAL CASH EQUIVALENT (Cost $466,045)			466,045

TOTAL INVESTMENTS (Cost $14,755,209) — 97.4%			16,638,369

Net other assets (liabilities) — 2.6%			444,425

NET ASSETS — 100.0%			$17,082,794

*	Non-income producing security
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2011

Asia Great Consumer Fund invested in the following industries as of April 30, 2011:			Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2011:

	Value	% of Net Assets		Value	% of Net Assets
Automobiles	$428,039	2.5%	China	$4,597,703	26.9%
Chemicals	1,805,763	10.6%	Hong Kong	2,949,667	17.3%
Commercial Banks	1,357,778	7.9%	India	2,097,816	12.3%
Diversified Consumer Services	1,012,228	5.9%	Indonesia	828,006	4.9%
Electronic Equipment, Instruments & Components	538,798	3.2%	Malaysia	245,241	1.4%
Food & Staples Retailing	642,043	3.7%	Philippines	480,827	2.8%
Food Products	192,807	1.1%	Singapore	379,488	2.2%
Health Care Providers & Services	88,674	0.5%	South Korea	2,561,401	15.0%
Hotels, Restaurants & Leisure	496,142	2.9%	Taiwan	1,598,297	9.4%
Household Durables	744,479	4.4%	Thailand	433,878	2.5%
Internet Software & Services	1,544,863	9.1%	Other**	910,470	5.3%
IT Services	415,263	2.4%
Multiline Retail	918,212	5.4%	Total	$17,082,794	100.0%
Oil, Gas & Consumable Fuels	613,041	3.6%
Personal Products	804,556	4.7%
Pharmaceuticals	635,416	3.7%
Semiconductors & Semiconductor Equipment	1,499,664	8.8%
Specialty Retail	1,180,044	6.9%
Tobacco	608,163	3.6%
Wireless Telecommunication Services	646,351	3.8%
Other**	910,470	5.3%

Total	$17,082,794	100.0%

**Includes cash equivalent securities and other net assets (liabilities).

See accompanying notes to financial statements.

MIRAE ASSET DISCOVERY FUNDS
Statements of Assets and Liabilities April 30, 2011

	GEM Sector Leader Fund		Asia Sector Leader Fund		China Sector Leader Fund
Assets:
Investments, at value (Cost $16,353,864, $11,177,987 and $10,728,914)	$17,520,156		$12,359,100		$11,208,672
Foreign currency, at value (Cost $262,198, $250,824 and $-)	263,400	(a)	252,492	(a)	—
Unrealized appreciation on spot currency contracts	27		29		—
Dividends and interest receivable	44,437		28,709		30,413
Receivable for investments sold	646,993		370,767		—
Receivable from Advisor	49,213		34,497		26,528
Deferred offering costs	16,970		16,970		16,970
Prepaid expenses	3,901		3,881		3,847
Total Assets	18,545,097		13,066,445		11,286,430

Liabilities:
Payable to custodian	—		—		62
Payable for investments purchased	691,588		683,435		253,626
Unrealized depreciation on spot currency contracts	73		101		—
Accrued foreign taxes	6,034		5,679		—
Accrued expenses:
Administration	1,151		1,151		1,151
Distribution	635		562		617
Fund accounting	10,944		7,595		493
Transfer agent	14,546		14,365		14,483
Custodian	4,111		2,749		1,377
Compliance services	4,008		2,713		2,434
Trustee	6,906		4,673		4,194
Offering costs	16,970		16,970		16,970
Other	78,300		58,331		50,103
Total Liabilities	835,266		798,324		345,510

Net Assets	$17,709,831		$12,268,121		$10,940,920
Net Assets consist of:
Capital	$16,056,616		$11,180,024		$9,726,609
Accumulated net investment income (loss)	(58,290)		—		—
Accumulated net realized gains (losses) on investments and foreign currency transactions	549,743		(89,051)		734,596
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,161,762		1,177,148		479,715
Net Assets	$17,709,831		$12,268,121		$10,940,920
Net Assets:
Class A	$583,143		$560,878		$583,250
Class C	638,502		556,152		610,025
Class I	16,488,186		11,151,091		9,747,645
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	51,338		50,807		51,045
Class C	56,438		50,576		53,610
Class I	1,447,717		1,007,028		853,055
Net Asset Value (redemption price per share):
Class A	$11.36		$11.04		$11.43
Class C	$11.31		$11.00		$11.38
Class I	$11.39		$11.07		$11.43
Maximum Sales Charge:
Class A	5.75%		5.75%		5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$12.05		$11.71		$12.13

(a)  As of Appril 30, 2011, $80,434 and $120,651 was designated for GEM Sector Leader Fund and Asia Sector Leader Fund, respectively, for use in connection with security purchase commitments.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Assets and Liabilities April 30, 2011

	Brazil Sector Leader Fund	GEM Great Consumer Fund	Asia Great Consumer Fund
Assets:
Investments, at value (Cost $10,226,689, $15,238,973 and $14,755,209)	$10,594,856	$17,147,205	$16,638,369
Foreign currency, at value (Cost $133,396, $351,051 and $615,011)	132,876	359,660	624,809	(a)
Dividends and interest receivable	35,748	14,892	15
Receivable for investments sold	378,969	384,676	273,157
Receivable from Advisor	29,682	47,104	47,282
Deferred offering costs	16,970	16,970	16,970
Prepaid expenses	2,771	2,843	3,909
Total Assets	11,191,872	17,973,350	17,604,511

Liabilities:
Payable for investments purchased	418,697	392,077	383,075
Unrealized depreciation on spot currency contracts	—	—	100
Accrued foreign taxes	—	—	5,203
Accrued expenses:
Administration	1,151	1,151	1,151
Distribution	586	588	480
Fund accounting	493	10,685	10,420
Transfer agent	14,474	14,375	14,290
Custodian	1,421	4,558	3,841
Compliance services	2,554	3,856	3,756
Trustee	4,399	6,643	6,470
Offering costs	16,970	16,970	16,970
Other	50,465	77,068	75,961
Total Liabilities	511,210	527,971	521,717

Net Assets	$10,680,662	$17,445,379	$17,082,794
Net Assets consist of:
Capital	$9,707,370	$15,021,982	$16,511,127
Accumulated net investment income (loss)	113,788	—	(20,313)
Accumulated net realized gains (losses) on investments and foreign currency transactions	491,500	506,505	(1,295,493)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	368,004	1,916,892	1,887,473
Net Assets	$10,680,662	$17,445,379	$17,082,794
Net Assets:
Class A	$586,490	$545,874	$534,750
Class C	565,651	610,878	480,391
Class I	9,528,521	16,288,627	16,067,653
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	52,347	45,681	52,217
Class C	50,666	51,308	47,081
Class I	851,410	1,361,550	1,566,888
Net Asset Value (redemption price per share):
Class A	$11.20	$11.95	$10.24
Class C	$11.16	$11.91	$10.20
Class I	$11.19	$11.96	$10.25
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.88	$12.68	$10.86

(a)  As of April 30, 2011, $251,595 was designated for use in connection with security purchase commitments.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Operations For the period ended April 30, 2011(a)

	GEM Sector Leader Fund	Asia Sector Leader Fund	China Sector Leader Fund
Investment Income:
Dividend income	$105,261	$62,403	$67,566
Foreign tax withholding	(8,666)	(6,450)	(6,289)
Total Investment Income	96,595	55,953	61,277
Expenses:
Advisory fees	82,564	62,195	63,141
Administration fees	41,424	41,424	41,424
Distribution fees Class A	798	768	813
Distribution fees Class C	3,249	3,072	3,373
Fund accounting fees	43,490	39,344	31,274
Transfer agent fees	5,743	5,042	5,038
Class A	10,266	10,266	10,266
Class C	10,266	10,266	10,266
Class I	10,266	10,266	10,266
Custodian fees	31,170	21,006	11,945
Compliance services fees	13,973	10,964	9,527
Trustee fees	21,195	17,929	15,963
Legal and audit fees	67,792	51,587	44,277
Deferred offering fees	25,455	25,455	25,455
Other fees	22,601	19,471	18,541
Total Expenses before fee reductions	390,252	329,055	301,569
Waivers and/or reimbursements from the Advisor	(259,921)	(228,588)	(207,747)
Total Net Expenses	130,331	100,467	93,822
Net Investment Income (Loss)	(33,736)	(44,514)	(32,545)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	560,812	(40,069)	765,254
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,161,762	1,177,148	479,715
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	1,722,574	1,137,079	1,244,969
Change in Net Assets Resulting From Operations	$1,688,838	$1,092,565	$1,212,424

(a)  The Funds’ commencement of operations was September 24, 2010.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Operations For the period ended April 30, 2011(a)

	Brazil Sector Leader Fund	GEM Great Consumer Fund		Asia Great Consumer Fund
Investment Income:
Dividend income	$119,547	$83,509		$36,951
Foreign tax withholding	(7,817)	(5,350)		(4,759)
Total Investment Income	111,730	78,159		32,192
Expenses:
Advisory fees	52,312	82,607		77,038
Administration fees	41,424	41,424		41,424
Distribution fees Class A	813	592	(b)	548	(b)
Distribution fees Class C	3,238	2,424	(b)	2,178	(b)
Fund accounting fees	31,340	43,118		41,948
Transfer agent fees	5,406	4,265		4,069
Class A	10,266	8,532	(b)	8,532	(b)
Class C	10,266	8,532	(b)	8,532	(b)
Class I	10,266	10,266		10,266
Custodian fees	10,516	37,466		29,868
Compliance services fees	9,664	13,920		13,423
Trustee fees	16,273	21,778		20,754
Legal and audit fees	44,556	67,771		66,109
Deferred offering fees	25,455	25,455		25,455
Other fees	18,577	22,818		22,220
Total Expenses before fee reductions	290,372	390,968		372,364
Waivers and/or reimbursements from the Advisor	(207,701)	(261,596)		(249,764)
Total Net Expenses	82,671	129,372		122,600
Net Investment Income (Loss)	29,059	(51,213)		(90,408)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments and foreign currency transactions	598,953	556,910		(1,343,538)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	368,004	1,916,892		1,887,473
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	966,957	2,473,802		543,935
Change in Net Assets Resulting From Operations	$996,016	$2,422,589		$453,527

(a)  The Funds’ commencement of operations was September 24, 2010.

(b)  The Class’ commencement of operations was November 4, 2010.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	GEM Sector Leader Fund	Asia Sector Leader Fund	China Sector Leader Fund
	For the period Sept. 24, 2010(a) through Apr. 30, 2011	For the period Sept. 24, 2010(a) through Apr. 30, 2011	For the period Sept. 24, 2010(a) through Apr. 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$(33,736)	$(44,514)	$(32,545)
Net realized gains (losses) on investments and foreign currency transactions	560,812	(40,069)	765,254
Change in unrealized appreciation/ depreciation on investments and foreign currency transactions	1,161,762	1,177,148	479,715
Change in net assets resulting from operations	1,688,838	1,092,565	1,212,424
Distributions to Shareholders From:
Net realized gains on investments
Class A	(1,591)	(280)	—
Class C	(1,591)	(280)	—
Class I	(34,217)	(5,462)	—
Change in net assets from distributions	(37,399)	(6,022)	—
Change in net assets from capital transactions	16,041,712	11,164,898	9,711,816
Change in net assets	17,693,151	12,251,441	10,924,240
Net Assets:
Beginning of period	16,680	16,680	16,680
End of period	$17,709,831	$12,268,121	$10,940,920
Accumulated net investment income (loss)	$(58,290)	$—	$—
Capital Transactions:
Class A
Proceeds from shares issued	$507,265	$502,382	$505,381
Dividends reinvested	1,119	197	—
Class C
Proceeds from shares issued	570,000	510,000	533,819
Dividends reinvested	1,119	197	—
Cost of shares redeemed	(9,690)	(9,574)	—
Redemption Fees	194	191	—
Class I
Proceeds from shares issued	14,947,508	10,357,258	8,672,690
Dividends reinvested	24,272	4,323	—
Cost of shares redeemed	(75)	(200,076)	(74)
Change in net assets from capital transactions	$16,041,712	$11,164,898	$9,711,816
Share Transactions:
Class A
Issued	50,675	50,231	50,489
Reinvested	107	20	—
Class C
Issued	56,716	50,969	53,054
Reinvested	107	20	—
Redeemed	(941)	(969)	—
Class I
Issued	1,444,848	1,025,657	852,506
Reinvested	2,320	430	—
Redeemed	(7)	(19,615)	(7)
Change in shares	1,553,825	1,106,743	956,042

(a)  The Fund’s commencement of operations.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Statements of Changes in Net Assets

	Brazil Sector Leader Fund	GEM Great Consumer Fund		Asia Great Consumer Fund
	For the period Sept. 24, 2010(a) through Apr. 30, 2011	For the period Sept. 24, 2010(a) through Apr. 30, 2011		For the period Sept. 24, 2010(a) through Apr. 30, 2011
From Investment Activities:
Operations:
Net investment income (loss)	$29,059	$(51,213)		$(90,408)
Net realized gains (losses) on investments and foreign currency transactions	598,953	556,910		(1,343,538)
Change in unrealized appreciation/ depreciation on investments and foreign currency transactions	368,004	1,916,892		1,887,473
Change in net assets resulting from operations	996,016	2,422,589		453,527
Distributions to Shareholders From:
Net realized gains on investments
Class A	(1,646)	—		—
Class C	(1,646)	—		—
Class I	(21,447)	—		—
Change in net assets from distributions	(24,739)	—		—
Change in net assets from capital transactions	9,692,705	15,006,110		16,612,587
Change in net assets	10,663,982	17,428,699		17,066,114
Net Assets:
Beginning of period	16,680	16,680		16,680
End of period	$10,680,662	$17,445,379		$17,082,794
Accumulated net investment income (loss)	$113,788	$—		$(20,313)
Capital Transactions:
Class A
Proceeds from shares issued	$517,793	$502,382	(b)	$552,382	(b)
Dividends reinvested	1,158	—		—
Class C
Proceeds from shares issued	500,461	560,000	(b)	500,000	(b)
Dividends reinvested	1,158	—		—
Class I
Proceeds from shares issued	8,654,730	13,945,000		15,560,279
Dividends reinvested	17,479	—		—
Cost of shares redeemed	(74)	(1,272)		(74)
Change in net assets from capital transactions	$9,692,705	$15,006,110		$16,612,587
Share Transactions:
Class A
Issued	51,681	45,681	(b)	52,217	(b)
Reinvested	110	—		—
Class C
Issued	50,000	51,308	(b)	47,081	(b)
Reinvested	110	—		—
Class I
Issued	849,203	1,359,998		1,565,228
Reinvested	1,658	—		—
Redeemed	(7)	(116)		(8)
Change in shares	952,755	1,456,871		1,664,518

(a)  The Fund’s commencement of operations.

(b)  The Class’ commencement of operations was November 4, 2010.

See accompanying notes to financial statements

MIRAE ASSET DISCOVERY FUNDS
Financial Highlights FOR THE PERIODS INDICATED
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From				Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains From Investments	Total Distribution	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a,c)
GEM Sector Leader Fund
Class A
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.04)	1.43	1.39	(0.03)	(0.03)	$ 11.36	13.94%	1.85%	(0.65)%	8.06%	$583	172%
Class C
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.08)	1.42	1.34	(0.03)	(0.03)	$ 11.31	13.44%	2.60%	(1.38)%	8.75%	$639	172%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.02)	1.44	1.42	(0.03)	(0.03)	$ 11.39	14.24%	1.60%	(0.37)%	4.64%	$16,488	172%
Asia Sector Leader Fund
Class A
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.06)	1.11	1.05	(0.01)	(0.01)	$ 11.04	10.46%	1.80%	(0.94)%	8.43%	$561	194%
Class C
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.10)	1.11	1.01	(0.01)	(0.01)	$ 11.00	10.06%	2.55%	(1.69)%	9.18%	$556	194%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.04)	1.12	1.08	(0.01)	(0.01)	$ 11.07	10.76%	1.55%	(0.65)%	4.89%	$11,151	194%
China Sector Leader Fund
Class A
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.06)	1.49	1.43	—	—	$ 11.43	14.30%	1.95%	(0.93)%	8.57%	$583	265%
Class C
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.10)	1.48	1.38	—	—	$ 11.38	13.80%	2.70%	(1.66)%	9.20%	$610	265%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.03)	1.46	1.43	—	—	$ 11.43	14.30%	1.70%	(0.52)%	5.26%	$9,748	265%
Brazil Sector Leader Fund
Class A
September 24, 2010(d) through April 30, 2011	$ 10.00	0.02	1.21	1.23	(0.03)	(0.03)	$ 11.20	12.35%	1.75%	0.29%	8.39%	$586	124%
Class C
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.03)	1.22	1.19	(0.03)	(0.03)	$ 11.16	11.95%	2.50%	(0.48)%	9.16%	$566	124%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	0.03	1.19	1.22	(0.03)	(0.03)	$ 11.19	12.25%	1.50%	0.65%	5.08%	$9,529	124%
GEM Great Consumer Fund
Class A
November 4, 2010(d) through April 30, 2011	$ 11.00	(0.04)	0.99	0.95	—	—	$ 11.95	8.64%	1.85%	(0.75)%	8.44%	$546	138%
Class C
November 4, 2010(d) through April 30, 2011	$ 11.00	(0.07)	0.98	0.91	—	—	$ 11.91	8.27%	2.60%	(1.47)%	9.11%	$611	138%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.03)	1.99	1.96	—	—	$ 11.96	19.60%	1.60%	(0.62)%	4.70%	$16,289	138%
Asia Great Consumer Fund
Class A
November 4, 2010(d) through April 30, 2011	$ 10.62	(0.06)	(0.32)	(0.38)	—	—	$ 10.24	(3.58)%	1.80%	(1.38)%	8.55%	$535	238%
Class C
November 4, 2010(d) through April 30, 2011	$ 10.62	(0.10)	(0.32)	(0.42)	—	—	$ 10.20	(3.95)%	2.55%	(2.13)%	9.32%	$480	238%
Class I
September 24, 2010(d) through April 30, 2011	$ 10.00	(0.05)	0.30	0.25	—	—	$ 10.25	2.50%	1.55%	(1.13)%	4.57%	$16,068	238%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)  Commencement of operations.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

1.	Organization

Mirae Asset Discovery Funds (the “Trust”) was organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). Currently, the Trust consists of the following six series: Global Emerging Markets Sector Leader Fund (“GEM Sector Leader Fund”), Asia Sector Leader Fund, China Sector Leader Fund, Brazil Sector Leader Fund, Global Emerging Markets Great Consumer Fund (“GEM Great Consumer Fund”) and the Asia Great Consumer Fund.  Each may be referred to individually as a “Fund” and collectively as the “Funds.”

The GEM Sector Leader Fund, Asia Sector Leader Fund, GEM Great Consumer Fund and Asia Great Consumer Fund are each classified as diversified under the 1940 Act. The China Sector Leader Fund and the Brazil Sector Leader Fund are each classified as non-diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of Shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from those estimates.

Organization and Offering Expenses

All costs incurred by the Trust in connection with the organization of the Trust were paid by Mirae Asset Global Investments (USA) LLC (the “Advisor”). The organization costs are not subject to recoupment by the Advisor in subsequent fiscal periods.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and will be amortized on a straight-line basis during the first twelve months of operations.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their most recent sale price on the relevant exchange as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

Most securities listed on a foreign exchange are valued at the most recent sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise “fair value” will be determined in accordance with fair value procedures approved by the Board of Trustees (the “Board”).

The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date as provided by an independent pricing service or reporting agency.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Securities for which market quotations are not readily available (including securities for which a Fund’s Investment Manager determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value. Each Fund’s Investment Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by Mirae Asset USA’s Valuation Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—quoted prices in active markets for identical assets

•

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.  For example, repurchase agreements maturing in sixty days or less are generally valued at amortized cost.  Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Certificates of Deposit, Time Deposits and Repurchase Agreements are all generally categorized as a Level 2 security in the fair value hierarchy.

A summary of the valuations as of April 30, 2011, based upon the three levels defined above, are included in the table below:

	Level 1	Level 2	Level 3	Total Investments
GEM Sector Leader Fund
Common Stocks	$15,030,721	$-	$-	$15,030,721
Preferred Stocks	1,890,754	-	-	1,890,754
Cash Equivalent	-	598,681	-	598,681
Total Investments	$16,921,475	$598,681	$-	$17,520,156
Asia Sector Leader Fund
Common Stocks	$11,796,181	$-	$-	$11,796,181
Cash Equivalent	-	562,919	-	562,919
Total Investments	$11,796,181	$562,919	$-	$12,359,100
China Sector Leader Fund
Common Stocks	$10,393,297	$-	$-	$10,393,297
Cash Equivalent	-	815,375	-	815,375
Total Investments	$10,393,297	$815,375	$-	$11,208,672
Brazil Sector Leader Fund
Common Stocks	$6,834,731	$-	$-	$6,834,731
Preferred Stocks	3,632,346	-	-	3,632,346
Cash Equivalent	-	127,779	-	127,779
Total Investments	$10,467,077	$127,779	$-	$10,594,856
GEM Great Consumer Fund
Common Stocks	$16,379,766	$-	$-	$16,379,766
Cash Equivalent	-	767,439	-	767,439
Total Investments	$16,379,766	$767,439	$-	$17,147,205
Asia Great Consumer Fund
Common Stocks	$16,172,324	$-	$-	$16,172,324
Cash Equivalent	-	466,045	-	466,045
Total Investments	$16,172,324	$466,045	$-	$16,638,369

For the period ended April 30, 2011, there were no Level 3 investments for which significant, unobservable inputs were used to determine fair value. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of April 30, 2011.

Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of a Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market values of financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, tax treatment of foreign currency gain/loss) do not require a reclassification.

Redemption Fee

A redemption fee of 2.00% is charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee does not apply to shares that were acquired through reinvestment of dividends or distributions. Redemption Fees collected by the Funds for the period ended April 30, 2011, are reflected on the Statements of Changes in Net Assets as “Redemption Fees”.

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.  A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.  Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

3.	Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement with the Advisor.  Under this agreement, the GEM Sector Leader Fund, Asia Sector Leader Fund, China Sector Leader Fund, Brazil Sector Leader Fund, GEM Great Consumer Fund and Asia Great Consumer Fund each pay the Advisor a fee at an annualized rate of 1.05%, 1.00%, 1.20%, 1.00%, 1.05% and 1.00% of the average daily net assets of each respective Fund.

The Advisor, with respect to each Fund, has entered into a sub-management agreement with the sub-managers to manage all or a portion of the investments of each Fund as set forth below:

GEM Sector Leader Fund	Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”)
Mirae Asset Global Investimentos (Brasil)
Gestão de Recursos Ltda. (“Mirae Asset Brazil”)
Asia Sector Leader Fund	Mirae Asset Hong Kong
China Sector Leader Fund	Mirae Asset Hong Kong
Brazil Sector Leader Fund	Mirae Asset Brazil
GEM Great Consumer Fund	Mirae Asset Hong Kong Mirae Asset Brazil*
Asia Great Consumer Fund	Mirae Asset Hong Kong

*  The Investment Management Agreement provides that the Advisor may appoint additional sub-managers to perform investment advisory services with respect to each Fund.  Mirae Asset Brazil was added as a sub-manager for GEM Great Consumer Fund effective April 4, 2011, following approval by shareholders of that Fund via unanimous written consent.

The Advisor has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) through August 31, 2012 as follows:

GEM Sector Leader Fund Class A	1.85%
GEM Sector Leader Fund Class C	2.60%
GEM Sector Leader Fund Class I	1.60%

Asia Sector Leader Fund Class A	1.80%
Asia Sector Leader Fund Class C	2.55%
Asia Sector Leader Fund Class I	1.55%

China Sector Leader Fund Class A	1.95%
China Sector Leader Fund Class C	2.70%
China Sector Leader Fund Class I	1.70%

Brazil Sector Leader Fund Class A	1.75%
Brazil Sector Leader Fund Class C	2.50%
Brazil Sector Leader Fund Class I	1.50%

GEM Great Consumer Fund Class A	1.85%
GEM Great Consumer Fund Class C	2.60%
GEM Great Consumer Fund Class I	1.60%

Asia Great Consumer Fund Class A	1.80%
Asia Great Consumer Fund Class C	2.55%
Asia Great Consumer Fund Class I	1.55%

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

Additionally, the Funds have entered into an agreement with the Advisor whereby the Funds have agreed to repay amounts waived or reimbursed by the Advisor for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Trust’s Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2011, the repayments that may potentially be made by the Funds are as follows:

Expires 4/30/14
GEM Sector Leader Fund	$259,921
Asia Sector Leader Fund	228,588
China Sector Leader Fund	207,747
Brazil Sector Leader Fund	207,701
GEM Great Consumer Fund	261,596
Asia Great Consumer Fund	249,764

Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator, transfer agent and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Funds. Citi will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held. The Funds have an uncommitted $5,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. There were no borrowings under this facility during the period ended April 30, 2011.

Funds Distributor, LLC (the “Distributor”) serves as the distributor of the Trust and each Fund with respect to Class A and Class C Shares. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 25% of the fee for shareholder servicing of Class C Shares and up to 75% of the fee may be used for distribution of Class C Shares. The Distributor received commissions from the sale of Class A and Class C Shares of the Funds during the period ended April 30, 2011 as follows:

	Class A	Class C
GEM Sector Leader Fund	$235	$97
Asia Sector Leader Fund	118	96
China Sector Leader Fund	119	–
Brazil Sector Leader Fund	378	–
GEM Great Consumer Fund	118	–
Asia Great Consumer Fund	118	–

Under a Fund Compliance and AML Services Agreement with the Trust, Foreside Compliance Services, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance services fees.”

Certain officers and trustees of the Funds are officers of the Advisor or Citi and receive no compensation from the Funds for such services.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

4.	Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the period ended April 30, 2011 were as follows:

	Purchases	Sales
GEM Sector Leader Fund	$36,759,997	$21,647,012
Asia Sector Leader Fund	30,045,715	19,391,648
China Sector Leader Fund	31,840,137	22,696,605
Brazil Sector Leader Fund	20,170,145	10,814,591
GEM Great Consumer Fund	30,666,268	16,830,286
Asia Great Consumer Fund	43,901,896	28,296,694

5.	Investment Risks

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

6.	Federal Income Tax Information

As of April 30, 2011, the following Fund had net capital loss carryforwards which are available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Expires 2019
Asia Great Consumer Fund	$6,627

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds' fiscal year ending April 30, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each fund's pre-enactment capital loss carryforward, if any, may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the "Federal Taxes" section of the financial statement notes for the fiscal year ending April 30, 2012.

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

Under current tax law, capital and foreign currency losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October losses, which will be treated as arising on the first business day of the fiscal year ending April 30, 2012:

	Post October Loss Deferred	Post October Currency Loss Deferred	Total
GEM Sector Leader Fund	$—	$48,603	$48,603
Asia Sector Leader Fund	34,726	—	34,726
Brazil Sector Leader Fund	—	37,013	37,013
Asia Great Consumer Fund	1,214,289	20,314	1,234,603

The tax character of dividends paid to shareholders during the tax year ended April 30, 2011, were as follows:

	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
GEM Sector Leader Fund	$37,399	$37,399	$37,399
Asia Sector Leader Fund	6,022	6,022	6,022
Brazil Sector Leader Fund	24,739	24,739	24,739

As of April 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
GEM Sector Leader Fund	$588,639	$(48,603)	$1,113,179	$1,653,215
Asia Sector Leader Fund	1,281	(34,726)	1,121,542	1,088,097
China Sector Leader Fund	760,785	—	453,526	1,214,311
Brazil Sector Leader Fund	710,154	(37,013)	300,151	973,292
GEM Great Consumer Fund	541,103	—	1,882,294	2,423,397
Asia Great Consumer Fund	—	(1,241,230)	1,812,897	571,667

At April 30, 2011, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Total Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GEM Sector Leader Fund	$16,402,447	$1,435,272	$(317,563)	$1,117,709
Asia Sector Leader Fund	11,233,593	1,348,975	(223,468)	1,125,507
China Sector Leader Fund	10,755,103	789,975	(336,406)	453,569
Brazil Sector Leader Fund	10,294,542	494,039	(193,725)	300,314
GEM Great Consumer Fund	15,273,571	2,087,937	(214,303)	1,873,634
Asia Great Consumer Fund	14,829,786	2,001,440	(192,857)	1,808,583

Mirae Asset Discovery Funds
Notes to Financial Statements
April 30, 2011

7.	New Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (“IFRSs”).” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.	Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act.  As of April 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), each of which is affiliated with the Advisor, and representing ownership in excess of 90% of each Fund, respectively.

9.	Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing. There are no subsequent events to report.

Mirae Asset Discovery Funds
April 30, 2011

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of GEM Sector Leader Fund, Asia Sector Leader Fund ,China Sector Leader Fund, Brazil Sector Leader Fund, GEM Great Consumer Fund and Asia Great Consumer Fund from September 24, 2010 (commencement of operations) through April 30, 2011, and the related statement of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2011, the results of its operations, changes in their net assets and financial highlights for the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2011

Mirae Asset Discovery Funds
Supplemental Information
April 30, 2011 (unaudited)

Additional Federal Income Tax Information

For the year ended April 30, 2011, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:

Amount
GEM Sector Leader Fund	6.62%
Asia Sector Leader Fund	100.00%
Brazil Sector Leader Fund	7.57%

For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2011, qualify for the corporate dividends received deductions for the following Funds:

Amount
GEM Sector Leader Fund	0.29%

For the fiscal year ended April 30, 2011, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
GEM Sector Leader Fund	$37,399
Asia Sector Leader Fund	6,022
Brazil Sector Leader Fund	24,739

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries.  Foreign source income and foreign tax expense per outstanding share on April 30, 2011 are as follows:

	Foreign Source Income	Foreign Tax Expense
GEM Sector Leader Fund	0.06	0.01
Asia Sector Leader Fund	0.05	0.01
Brazil Sector Leader Fund	0.12	0.01

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2011.  These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

Mirae Asset Discovery Funds
April 30, 2011

Trustee and Officers (unaudited)

Board of Trustees:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:

Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	6

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of Starcomms PLC. (telecommunications company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company)

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	President and Chief Compliance Officer of The Japan Fund from October 2002 to February 2008.	6	Director of Chirin Capital (hedge fund); Director of Progress Capital (hedge fund)

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008; Vice Chairman, Asset Management Regional Head, Americas of Credit Suisse from November 2006 to March 2008; President and Chief Executive Officer of Federated Investment Advisory Companies from February 2002 to March 2006.	6	Director of Metropolitan Series Fund, Inc. (investment management); Director of The Commonfund (investment management); Director of Trilogy Global Advisors (investment management)

Interested Trustees:

Hun Jun Jang (1972)	Trustee and President	2010 to present	Chief Executive Officer and President of Mirae Asset Global Investments (USA) LLC since January 2009; Head of International Business Development of Mirae Asset Global Investments Co., Ltd. in Seoul from November 2008 to December 2008; Chief Marketing Officer of Mirae Asset Global Investments (India) Pvt. Ltd. from July 2007 to October 2008; Head of Corporate Communications of Mirae Asset Global Investments Co., Ltd. from August 2005 to June 2007.	6	None

Peter Tuck Chung Lee (1965)	Trustee	2010 to present	Emerging Market Investment Strategist of Mirae Asset Global Investments (USA) LLC since January 2011; Chief Executive Officer and Executive Director of Mirae Asset Global Investments (Hong Kong) Ltd. from March 2009 to January 2011; Head of Asset Allocation of Mirae Asset Global Investments Co., Ltd. in Seoul from July 2007 to March 2009; Chief Investment Officer of Mirae Asset Life Insurance from July 2005 to July 2007.	6	None

Mirae Asset Discovery Funds
April 30, 2011

Officers:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Joyce LaPreta (1963)	Secretary	2010 to present	Chief Compliance Officer of Mirae Asset Global Investments (USA) LLC since August 2008; Director of Operation and Compliance of BCG Securities from September 2006 to August 2008; Assistant Vice President (Regional Operations and Supervisory Principal) of Wachovia Securities from October 2004 to September 2006.	6	None

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007; Vice President of Spectrum Global Fund Administration from March 2007 to December 2007; Vice President of Citi Fund Services Ohio, Inc. from February 2006 to March 2007.	6	None

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Compliance Services, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.	6	None

*  The business address of each Trustee and Officer is One Bryant Park, New York, New York 10036.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Funds’ Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 1-888-335-3417, or on the Trust’s website at www.miraeasset.com.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at www.miraeasset.com.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/11

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended April 30, 2011 the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below. The Funds did not commence operations until September 24, 2010 and therefore will not have any prior period information.

(a)	Audit Fees:

	2011	$69,000

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2011	$12,000

	The fees for 2011 relate to the review of two N-1A filings and audit of the Registrant’s seed financial statements.

(c)	Tax Fees:

	2011	$45,009

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant, and capital gains tax calculation services in certain foreign jurisdictions.  Tax fees for 2011 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2011	$0

For the fiscal year ended April 30, 2011, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above were performed under Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal year ended April 30, 2011 the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certfications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Hun Jun Jang
Hun Jun Jang, President and Principal Executive Officer

Date	June 28, 2011

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial Officer

Date	June 28, 2011

* Print the name and title of each signing officer under his or her signature.